Acquisition (Holmdel Pharmaceuticals, LP) (Details) (InnoPran XL [Member], USD $)	Dec. 20, 2012
InnoPran XL [Member]
Cash	$ 12,755,000
Payable to GSK	220,549
Total Fair Value of Consideration transferred	12,975,549
Recognized amounts of identifiable assets acquired:
Inventory (included in other current assets)	335,549
InnoPran XL license	12,640,000
Total identifiable net assets	12,975,549
Net assets acquired	$ 12,975,549